                                                                                                  Exhibit 99.1

                                            Joint Filer Information

Date of Event Requiring Statement:      November 9, 2009

Issuer Name and Ticker or Trading       Standard Parking Corp. [STAN]
Symbol:

Designated Filer:                       Contrarian Capital Management, L.L.C.

Other Joint Filers:                     CML VII, LLC
                                        Contrarian Funds, L.L.C.
                                        Jon R. Bauer

Addresses:                              The address of the principal business and principal office of each of
                                        CML VII, LLC, Contrarian Funds, L.L.C. and Jon R. Bauer is
                                        c/o Contrarian Capital Management, L.L.C., 411 W. Putnam Ave
                                        Ste 425, Greenwich, CT 06830.

Signatures:
Dated:  November 12, 2009

                                        CML VII, LLC

                                        By: Contrarian Funds, L.L.C.,
                                        its sole member

                                        By: Contrarian Capital Management, L.L.C.,
                                        its investment manager

                                        By:   /s/ Janice M. Stanton
                                              ----------------------------------------
                                              Name:  Janice M. Stanton
                                              Title: Member; Authorized Signatory

                                        Contrarian Funds, L.L.C.

                                        By: Contrarian Capital Management, L.L.C.,
                                        its investment manager

                                        By:   /s/ Janice M. Stanton
                                              ----------------------------------------
                                              Name:  Janice M. Stanton
                                              Title: Member; Authorized Signatory

                                        Jon R. Bauer

                                        By:   /s/ Jon R. Bauer
                                              ----------------------------------------